Transamerica Premier Funds

                                 Adviser Shares

                        Supplement Dated January 1, 1997
                to Adviser Shares Prospectus Dated April 29, 1996

     The following information supplements, and should be read in conjunction with, the Prospectus to which this endorsement is attached.
     The following information supplements the section titled "Fund Expenses." As an additional subsidy, beginning on January 1, 1997 the Investment
Adviser will waive the Adviser Fee and the Administrator will assume any other operating expenses for the Transamerica Premier Index Fund and the Transamerica Premier Cash Reserve Fund, other than certain extraordinary or non-recurring expenses, which together exceed the Total Operating Expenses shown below for each Fund until the earlier of April 30, 1997 or such time as the Fund's assets exceed $65 million.
     The estimated operating expenses for the period from January 1, 1997 to April 30, 1997 for these Funds are as follows:

Transamerica Premier Index Fund
Transamerica Premier Cash Reserve Fund
Estimated Fund Operating Expenses
From 1/1/97 to 4/30/97
(as a percent of average net assets)

                          Adviser                                   Total Operating
                         Fee After  12b-1     Other Expenses     Expenses After Waiver
Fund                       Waiver     Fee   After Reimbursement    and Reimbursement
----------------------------------------------------------------------------------------
Premier Index              0.00%    1.00%          0.15%                 1.15%
----------------------------------------------------------------------------------------
Premier Cash Reserve       0.00%    0.25%          0.15%                 0.40%
----------------------------------------------------------------------------------------

     The estimated annual operating expenses for these Funds from May 1, 1996 to April 30, 1997 are as follows:

Transamerica Premier Index Fund
Transamerica Premier Cash Reserve Fund
Estimated Annual Fund Operating Expenses
From 5/1/96 to 4/30/97
(as a percent of average net assets)

                             Adviser                                       Total Operating
                            Fee After    12b-1      Other Expenses      Expenses After Waiver
Fund                          Waiver      Fee     After Reimbursement     and Reimbursement
-----------------------------------------------------------------------------------------------
Premier Index                 0.00%      1.00%           0.15%                  1.15%
-----------------------------------------------------------------------------------------------
Premier Cash Reserve          0.00%      0.25%           0.15%                  0.40%
-----------------------------------------------------------------------------------------------

     For the estimated operating expenses for the Transamerica Premier Funds other than those listed above, see the section of the Prospectus titled "Fund Expenses."

                                                                (see reverse)



     The second sentence of footnote number 5 under the Fund Expenses section is replaced with the following: "The Investment Adviser has agreed to waive that part of their Adviser Fee and the Administrator has agreed to assume any other operating expenses for each Fund, other than certain extraordinary or non-recurring expenses, which together exceed a specified percentage of the average daily net assets of that Fund until such time as the Fund's assets exceed $65 million." The first sentence and the remainder of the footnote following the second sentence remain unchanged.